UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 28, 2003


                           Commission File No. 1-8726




                                    RPC, INC.
             (exact name of registrant as specified in its charter)


          Delaware                                 58-1550825
 (State or other jurisdiction           (I.R.S. Employer Identification Number)
of incorporation or organization)



                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-2140
               Registrant's telephone number, including area code




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Item 5.  Other Events

On April 28, 2003, registrant issued a press release entitled "RPC, Inc. Names Richard A. Hubbell Chief Executive Officer," that names Richard A. Hubbell as Chief Executive Officer and states that R. Randall Rollins will continue as Chairman of the Board.


Item 7.  Financial Statements and Exhibits

    (c) Exhibits.

         Exhibit 20 - Press release dated April 28, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RPC, Inc.

Date: April 28, 2003                      /s/ BEN M. PALMER
                                          -------------------------------------
                                          Ben M. Palmer
                                          Vice President,
                                          Chief Financial Officer and Treasurer